                                                                    Exhibit 99.1

                         CERTIFICATION UNDER SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002

       Pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Trio-Tech International, a California corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the year ended June 30, 2002 as filed with the Securities and Exchange Commission (the "Report") that, to the best of their knowledge:

       (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   September 24, 2002

                                      /s/ S. W. YONG
                                      -----------------------------------
                                      S. W. Yong, Chief Executive Officer and
                                      President


                                      /s/ VICTOR H.M. TING
                                      -----------------------------------
                                      Victor H.M. Ting, Chief Financial Officer
                                      (Principal Financial Officer)


This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.